                                                                 Exhibit (a)2
                          NOTICE OF SPECIAL CONVERSION
            TO CONVERT UP TO $294,000,000 IN PRINCIPAL AMOUNT OF THE
                 8 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                                       OF

                               UNISYS CORPORATION

                                      INTO

 145.4545 SHARES OF COMMON STOCK AND $155.00 IN CASH PLUS ACCRUED INTEREST FOR
                                 EACH $1,000 IN
 PRINCIPAL AMOUNT OF NOTES ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH
                               HEREIN AND IN THE
                    OFFER OF PREMIUM DATED NOVEMBER 7, 1997

THE CONVERSION OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, DECEMBER 8, 1997, UNLESS EXTENDED.

                               Conversion Agent:
                              THE BANK OF NEW YORK

                     By Mail:                                 By Hand or Overnight Courier:
    (registered or certified mail recommended)
               The Bank of New York                                The Bank of New York
                     Floor 7E                                       101 Barclay Street
                101 Barclay Street                                   Corporate Trust
                New York, NY 10286                                  Securities Window
               Attn: Enrique Lopez                                     Ground Level
              Reorganization Section                                New York, NY 10286

     DELIVERY OF THIS NOTICE OF SPECIAL CONVERSION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF SPECIAL CONVERSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ON THE BACK COVER OF THE OFFER OF PREMIUM WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Offer of Premium Upon Conversion dated November 7, 1997 (the "Offer of Premium") of Unisys Corporation (the "Company") which, together with this Notice of Special Conversion (the "Notice of Special Conversion"), describes the Company's offer (the "Conversion Offer") to pay a cash premium (the "Conversion Premium") equal to $155.00 plus accrued and unpaid interest from September 15, 1997 to the Expiration Date (as defined in the Offer of Premium) for each $1,000 in principal amount of its 8 1/4% Convertible Subordinated Notes due 2006 (the "2006 Notes") which are converted to Common Stock, par value $.01 per share (the "Common Stock"), of the Company prior to the Expiration Date. A holder of 2006 Notes (a "Noteholder" or "Holder") whose 2006 Notes are tendered and accepted for conversion pursuant to the Conversion Offer will receive 145.4545 shares of Common Stock (based upon the 2006 Notes' original conversion price of $6.875 per share of Common Stock) and the Conversion Premium for each $1,000 in principal amount of 2006 Notes. The Company will accept for conversion pursuant to the Conversion Offer no more than $294 million in principal amount of 2006 Notes.

     The undersigned has checked the appropriate boxes below and signed this Notice of Special Conversion to indicate the action the undersigned desires to take with respect to the Conversion Offer.

     PLEASE READ THE ENTIRE NOTICE OF SPECIAL CONVERSION AND THE OFFER OF PREMIUM CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS NOTICE OF SPECIAL CONVERSION MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER OF PREMIUM AND THIS NOTICE OF SPECIAL CONVERSION MAY BE DIRECTED TO THE CONVERSION AGENT.

     This Notice of Special Conversion is to be used (i) if certificates representing 2006 Notes are to be forwarded herewith or (ii) if delivery of 2006 Notes is to be made in accordance with the guaranteed delivery procedures set forth in the Offer of Premium under the caption "The Conversion
Offer -- Procedures for Acceptance of Conversion Offer."

     Holders who cannot deliver all documents required hereby to the Conversion Agent prior to the Expiration Date must tender their 2006 Notes according to the guaranteed delivery procedure set forth in the Offer of Premium under the caption "The Conversion Offer -- Procedures for Acceptance of Conversion Offer."

     Holders of Notes that are tendering by book-entry transfer to the Conversion Agent's account at DTC can execute the tender through the procedures of the Automated Tender Offer Program ("ATOP") of The Depository Trust Company ("DTC"), for which the Conversion Offer is eligible. DTC participants that are accepting the Conversion Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Conversion Agent's account at DTC. DTC will then send an Agent's Message (as defined in the Offer of Premium) to the Conversion Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Conversion Offer as to execution and delivery of a Notice of Special Conversion by the participant identified in the Agent's Message. DTC participants may also accept the Conversion Offer by submitting a notice of guaranteed delivery through ATOP.

     List below the 2006 Notes to which this Notice of Special Conversion relates. If the space provided below is inadequate, the Certificate Numbers and the principal amount of 2006 Notes should be listed on a separate signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 2006 NOTES TENDERED HEREWITH
----------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
OR NAME OF DTC PARTICIPANT AND PARTICIPANT'S                                 AGGREGATE
DTC ACCOUNT NUMBER IN WHICH NOTES ARE HELD                  CERTIFICATE   PRINCIPAL AMOUNT PRINCIPAL AMOUNT
(PLEASE FILL IN IF BLANK)                                    NUMBER(S)*    REPRESENTED**     TENDERED**
----------------------------------------------------------------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------

                                                          ------------------------------------------------
                                                          TOTAL PRINCIPAL
                                                          AMOUNT OF NOTES
----------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless otherwise specified, it will be assumed that the entire aggregate principal represented by the
    2006 Notes described above is being tendered. See Instruction 3.
----------------------------------------------------------------------------------------------------------

     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the 2006 Notes tendered hereby. The 2006 Notes and the principal amount of the 2006 Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

     Unless the context requires otherwise, the term "Holder" for purposes of this Notice of Special Conversion means any person in whose name 2006 Notes are registered on the books of the Company or any other person who has obtained a properly completed assignment from the registered holder or any person whose 2006 Notes are held of record by DTC who desires to deliver such 2006 Notes by book-entry transfer at DTC.

[ ] CHECK HERE IF TENDERED 2006 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE CONVERSION AGENT AT DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:                Transaction Code Number:
                  ----------------                         ---------------------

[ ] CHECK HERE IF TENDERED 2006 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   --------------------------------------------------------------------

   Name of Eligible Institution that Guaranteed Delivery:
   ------------------------------------------------------------------

   If delivered by book-entry transfer:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:                Transaction Code Number:
                  ----------------                         ---------------------

                   NOTE: SIGNATURES MUST BE PROVIDED HEREIN.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Conversion Offer, the undersigned hereby tenders to the Company the above-described 2006 Notes.

     Subject to, and effective upon, the acceptance for conversion of the 2006 Notes tendered herewith, the undersigned hereby tenders, exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such 2006 Notes. The undersigned hereby irrevocably constitutes and appoints the Conversion Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Conversion Agent also acts as the agent of the Company in connection with the Conversion Offer) and with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such 2006 Notes for conversion, or transfer ownership of such 2006 Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Conversion Agent for the account of the Company, (ii) present such 2006 Notes for conversion on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such 2006 Notes, all in accordance with the terms of the Conversion Offer.

     The undersigned represents and warrants that (i) it has full power and authority to tender, exchange, convert, assign and transfer the 2006 Notes tendered hereby and to acquire the Common Stock and the Conversion Premium issuable upon the conversion of such tendered 2006 Notes, (ii) when the undersigned's 2006 Notes are accepted for conversion, the Company will acquire good and unencumbered title to such 2006 Notes free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim,
(iii) the undersigned "owns" the 2006 Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (iv) the tender of the 2006 Notes by the undersigned complies with Rule 14e-4. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Conversion Agent or the Company to be necessary or desirable to complete the exchange, conversion, assignment and transfer of tendered 2006 Notes or transfer ownership of such 2006 Notes on the account books maintained by DTC. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The Company has expressly reserved the right to amend or modify the terms of the Conversion Offer in any manner, or to withdraw or terminate the Conversion Offer, at any time for any reason. The undersigned recognizes that as a result of the foregoing, the Company may not be required to convert any of the 2006 Notes tendered hereby pursuant to the Conversion Offer and, in such an event, the 2006 Notes not converted will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered 2006 Notes may be withdrawn at any time prior to the Expiration Date (as defined in the Offer of Premium) and, unless accepted for conversion by the Company, may be withdrawn at any time after 40 business days after the date of the Offer of Premium. In the event of a termination of the Conversion Offer, the 2006 Notes tendered pursuant to the Conversion Offer will be returned to the tendering Holders promptly (or, in the case of 2006 Notes tendered by book-entry transfer, such 2006 Notes will be credited to the account maintained at DTC from which such Notes were delivered). If the Company makes a material change in the terms of the Conversion Offer or in the information concerning the Conversion Offer, the Company will disseminate additional Conversion Offer materials and extend the Conversion Offer, in each case to the extent required by law.

     The undersigned understands that tenders of 2006 Notes pursuant to any of the procedures described in the Offer of Premium and in the instructions hereto and acceptance of such 2006 Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Conversion Offer. For purposes of the Conversion Offer, the undersigned understands that validly tendered 2006 Notes (or defectively tendered 2006 Notes with respect to which the Company has waived such defect) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Conversion Agent.

     Unless otherwise indicated under "Special Payment Instructions" below, please cause the Common Stock and the Conversion Premium to be issued or paid, and return any 2006 Notes not tendered or not accepted for conversion to be issued, in the name(s) of the undersigned (and, in the case of 2006 Notes tendered by book-entry transfer from, and Common Stock to be issued to, DTC, by credit to the account at DTC designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for 2006 Notes not tendered or not accepted for conversion (and accompanying documents, as appropriate), and any Common Stock and the Conversion Premium deliverable pursuant to the Conversion Offer, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please cause Common Stock to be issued, and return any 2006 Notes not tendered or not accepted for conversion, in the name(s) of, and deliver any certificates for such 2006 Notes and such Common Stock to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any 2006 Notes from the name of the registered holder(s) thereof if the Company does not accept for conversion any of the 2006 Notes so tendered.

                                PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 2006 NOTES REGARDLESS
         OF WHETHER 2006 NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Notice of Special Conversion must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for 2006 Note(s) or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of 2006 Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                       (SEE GUARANTEE REQUIREMENT BELOW)

Dated
--------------------------------------------------------------------------------
Name(s)
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and
  Tel. Number
--------------------------------------------------------------------------------

Tax Identification or
Social Security No.
--------------------------------------------------------------------------------

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                              SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 4)
Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
Title
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
Area Code and Tel. Number
--------------------------------------------------------------------------------
                               [place seal here]

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 2, 4, 5 AND 11)

        To be completed ONLY if (i) the certificates for the shares of Common Stock or the Conversion Premium to be received upon conversion of 2006 Notes accepted for conversion pursuant to the Conversion Offer or (ii) 2006 Notes in a principal amount not tendered or not accepted for Conversion pursuant to the Conversion Offer, are to be issued in the name of or paid to someone other than the person(s) whose signature(s) appear(s) within this Notice of Special Conversion.

   Name(s)
   -------------------------------------------------
                                 (PLEASE PRINT)

   Address
   --------------------------------------------------
                                 (PLEASE PRINT)

          ------------------------------------------------------------

          ------------------------------------------------------------
                                                               (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

   ISSUE: [ ] CHECK FOR CONVERSION PREMIUM
         [ ] CERTIFICATE FOR COMMON STOCK
         [ ] CERTIFICATE FOR 2006 NOTES
          ============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 2, 4, 5 AND 11)

        To be completed ONLY if (i) the certificates for the shares of Common Stock or the Conversion Premium to be received upon conversion of 2006 Notes accepted for conversion pursuant to the Conversion Offer or (ii) 2006 Notes in a principal amount not tendered or not accepted for conversion pursuant to the Conversion Offer, are to be mailed to an address different from that shown in the box entitled "Description of 2006 Notes Tendered Herewith" within this Notice of Special Conversion.

   Name(s)
   -------------------------------------------------
                                 (PLEASE PRINT)

   Address
   --------------------------------------------------
                                 (PLEASE PRINT)

          ------------------------------------------------------------

          ------------------------------------------------------------
                                                               (ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

   MAIL: [ ] CHECK FOR CONVERSION PREMIUM
          [ ] CERTIFICATE FOR COMMON STOCK
          [ ] CERTIFICATE FOR 2006 NOTES
          ------------------------------------------------------------

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE CONVERSION OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Notice of Special Conversion must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office, branch or agency in the United States, each of which participates in a Medallion Program approved by the Securities Transfer Association, Inc. (each being an "Eligible Institution"). Signatures on this Notice of Special Conversion need not be guaranteed if (a) this Notice of Special Conversion is signed by the registered holder(s) of the 2006 Notes (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of 2006 Notes) tendered herewith and such holder(s) have not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Notice of Special Conversion or (b) such 2006 Notes are tendered for the account of an Eligible Institution. See Instruction 4.

     2. Delivery of Notice of Special Conversion and 2006 Notes. This Notice of Special Conversion is to be completed by holders of 2006 Notes (a) if certificates representing 2006 Notes are to be forwarded herewith or (b) if delivery of 2006 Notes is to be made in accordance with the guaranteed delivery procedures set forth in the Offer of Premium under the caption "The Conversion Offer -- Procedures for Acceptance of Conversion Offer" and instructions are not being transmitted in respect of such 2006 Notes through ATOP. Certificates for 2006 Notes, as well as this Notice of Special Conversion (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or timely confirmation of a book-entry transfer of such 2006 Notes into the Conversion Agent's account at DTC pursuant to the ATOP procedures and, in each case, any other documents required by this Notice of Special Conversion, must be received by the Conversion Agent at one of its addresses set forth on the front page hereof prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS NOTICE OF SPECIAL CONVERSION, THE 2006 NOTES AND ANY OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP) IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE CONVERSION AGENT. IT IS SUGGESTED THAT IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

     Holders who cannot deliver all required documents to the Conversion Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their 2006 Notes pursuant to the guaranteed delivery procedure set forth in the Offer of Premium under "The Conversion
Offer -- Procedures for Acceptance of Conversion Offer." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (as defined in Instruction 1); (b) on or prior to the Expiration Date the Conversion Agent must have received from such Eligible Institution a letter or (where permitted) a facsimile transmission setting forth the name and address of the tendering holder, the names in which such 2006 Notes are registered, and, if possible, the certificate numbers of the 2006 Notes to be tendered; and (c) this Notice of Special Conversion and all other documents required by this Notice of Special Conversion, together with certificates representing such 2006 Notes, or a confirmation of any book-entry transfer of such 2006 Notes into the Conversion Agent's account at DTC pursuant to the ATOP procedures, must be received by the Conversion Agent within three New York Stock Exchange trading days after the date of execution of such letter or facsimile transmission, all as provided in the Offer of Premium under the caption "The Conversion Offer -- Procedures for Acceptance of Conversion Offer."

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Notice of Special Conversion (or facsimile thereof), shall waive any right to receive notice of the acceptance of the 2006 Notes for conversion.

     3. Partial Tenders; Withdrawals. (Not applicable to holders who tender by book-entry transfer.) If less than the entire principal amount of 2006 Notes evidenced by a submitted certificate is to be tendered, the tendering holder must fill in the principal amount of 2006 Notes tendered in the box entitled "Principal Amount Tendered." In such a case, a new certificate representing the 2006 Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All 2006 Notes represented by certificates delivered to the Conversion Agent will be deemed to have been tendered unless otherwise indicated.

     Tenders of 2006 Notes pursuant to the Conversion Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for conversion by the Company, may be withdrawn at any time after 40 business days after the date of the Offer of Premium. To be effective, a written notice of withdrawal delivered by hand, mail delivery or facsimile transmission must be timely received by the Conversion Agent. Any such notice of withdrawal must specify the person named in the Notice of Special Conversion as having tendered 2006 Notes to be withdrawn, the certificate numbers of the 2006 Notes to be withdrawn, the principal amount of 2006 Notes delivered for conversion, a statement that such holder is withdrawing its election to have such 2006 Notes converted, and the name of the registered holder of such 2006 Notes, and must be signed by the holder in the same manner as the original signature on this Notice of Special Conversion (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the 2006 Notes being withdrawn. The Conversion Agent will return properly withdrawn 2006 Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of 2006 Notes may not be rescinded and any 2006 Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Conversion Offer. Properly withdrawn 2006 Notes, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

     4. Signature on this Notice of Special Conversion; Written Instruments and Endorsements. If this Notice of Special Conversion is signed by the registered holder(s) of the 2006 Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates or on the security position listing of DTC without alteration, enlargement or any change whatsoever.

     If any of the 2006 Notes tendered hereby are owned of record by two or more persons, all such persons must sign this Notice of Special Conversion.

     If 2006 Notes tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate copies of this Notice of Special Conversion as there are different registrations of 2006 Notes.

     If this Notice of Special Conversion is signed by the registered holder or holders of the 2006 Notes tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless the Conversion Premium or the Common Stock, or 2006 Notes not tendered or not accepted for conversion, are to be issued or returned to any person other than the registered holder. Signatures on any such certificates and written instruments must be guaranteed by an Eligible Institution.

     IF THIS NOTICE OF SPECIAL CONVERSION IS SIGNED BY A PERSON OTHER THAN THE REGISTERED HOLDER(S) OF THE 2006 NOTES LISTED, THE CERTIFICATES REPRESENTING SUCH 2006 NOTES MUST BE ENDORSED OR ACCOMPANIED BY SEPARATE WRITTEN INSTRUMENTS OF TRANSFER OR EXCHANGE IN FORM SATISFACTORY TO THE COMPANY AND DULY EXECUTED BY THE REGISTERED HOLDER(S), IN EITHER CASE SIGNED EXACTLY AS THE NAME(S) OF THE REGISTERED HOLDER(S) APPEAR(S) ON THE 2006 NOTES. SIGNATURES ON ANY SUCH CERTIFICATES OR INSTRUMENTS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If this Notice of Special Conversion, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     5. Transfer Taxes. Except as set forth in this Instruction 5, the Company will pay all transfer taxes, if any, applicable to the conversion of 2006 Notes pursuant to the Conversion Offer. If, however, the Conversion Premium is to be delivered, or any Common Stock to be issued pursuant to the Conversion Offer or 2006 Notes not tendered or accepted for conversion are to be returned, in the name of any person other than the registered holder of the 2006 Notes tendered, or if a transfer tax is imposed for any reason other than the conversion of 2006 Notes pursuant to the Conversion Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted with this Notice of Special Conversion, the amount of such transfer taxes will be billed directly to such tendering holder.

     6. Extensions, Amendments and Termination. The Company expressly reserves the right to extend, amend or modify the terms of the Conversion Offer in any manner and withdraw or terminate the Conversion Offer at any time for any reason.

     7. Inadequate Space. If the space provided in this Notice of Special Conversion is inadequate, the certificate numbers and/or principal amount represented by the 2006 Notes should be listed on a separate signed schedule attached hereto.

     8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Notices of Special Conversion or 2006 Notes will be resolved by the Company, and such determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Notices of Special Conversion or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular 2006 Notes covered by any Notice of Special Conversion. None of the Company, the Conversion Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Conversion Offer shall be final and binding on all parties.

     9. Substitute Form W-9. Except as described herein under "Important Tax Information," federal income tax laws require each tendering holder to provide the Conversion Agent with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided herein, and to indicate whether or not the holder is not subject to backup withholding by crossing out Part 2 on the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on the Form or to cross out Part 2 of the Form (if applicable) may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on payments made to the holder pursuant to the Conversion Offer. The box in Part 3 of the Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder does not provide the Conversion Agent with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Conversion Agent.

     10. Withholding of Foreign Holders in Connection with the Conversion Offer. United States federal income tax generally will be withheld from the gross proceeds payable to a holder that is a non-United States person (a "foreign holder") unless such foreign holder provides the Conversion Agent with a certification, in form and substance satisfactory to the Company, in which such holder certifies that such holder's conversion of 2006 Notes into Common Stock and cash (including any cash received in lieu of a fractional share of Common Stock) qualifies as a sale or exchange, rather than as a dividend, for federal income tax purposes (see "Certain Federal Income Tax Considerations" in the Offer of Premium) and such foreign holder agrees that it will provide additional information to the Company if necessary to demonstrate such qualification and that it will reimburse the Company if it is determined that federal withholding tax was due. The withholding rate is ordinarily 30% unless the foreign holder establishes that it is eligible for a reduced tax treaty rate with respect to dividend income, in which case withholding will be made at the reduced treaty rate, or the foreign holder otherwise establishes to the satisfaction of the Conversion Agent that such holder is exempt from tax on such conversion. For this purpose, a non-United States person is any person who, for United States federal income tax purposes, is neither (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or of any State or of any of its territories or possessions, or (iii) a domestic trust or estate. A holder's status as a foreign holder and eligibility for a reduced rate of withholding will be determined by reference to the holder's address and to any outstanding certificates (e.g., Form W-8 or substitute) or statements concerning eligibility for a reduced rate of withholding, unless facts and circumstances indicate that reliance is not warranted. FOREIGN HOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THESE WITHHOLDING RULES AND THE PROCEDURES FOR OBTAINING A REFUND IF THE AMOUNT WITHHELD EXCEEDS THE HOLDER'S FINAL TAX LIABILITY.

     11. Special Payment Instructions; Special Delivery Instructions. If the Conversion Premium or Common Stock to be received in the Conversion Offer, or any 2006 Notes not tendered or not accepted for conversion, are to be returned in the name of someone other than the tendering holder, the tendering holder must fill in the information in the box entitled "Special Payment Instructions." If the Conversion Premium or Common Stock to be received in the Conversion Offer, or any 2006 Notes not tendered or accepted for conversion, are to be mailed to an address other than that shown herein, the tendering holder must fill in the information in the box entitled "Special Delivery Instructions."

     12. Definitions. Capitalized terms used in this Notice of Special Conversion and not otherwise defined have the meanings given to such terms in the Offer of Premium.

     13. Requests for Assistance or Additional Copies. Questions relating to the procedures for acceptance of the Conversion Offer, as well as requests for additional copies of the Offer of Premium and this Notice of Special Conversion, may be directed to the Information Agent for the Conversion Offer at the address and telephone number set forth below.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                        [GEORGESON & COMPANY INC. LOGO]
                               Wall Street Plaza
                               New York, NY 10005

                         Call Toll-Free: (800) 223-2064
                 Brokers and Banks, please call: (800) 445-1790

     IMPORTANT: THIS NOTICE OF SPECIAL CONVERSION (OR A FACSIMILE HEREOF), TOGETHER WITH THE 2006 NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE CONVERSION AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder whose tendered 2006 Notes are accepted for conversion pursuant to the Conversion Offer is required to provide the Conversion Agent with such Holder's current TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is his or her Social Security number. If the Conversion Agent is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the payments made to such Holder or other payee pursuant to the Conversion Offer may be subject to 31% backup withholding tax.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Conversion Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Conversion Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Conversion Agent is required to withhold 31% of the Purchase Price paid to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on the payments made to a Holder or other payee pursuant to the Conversion Offer, the Holder is required to notify the Conversion Agent of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE TO THE CONVERSION AGENT

     The Holder is required to give the Conversion Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the 2006 Notes. If the 2006 Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

--------------------------------------------------------------------------------
PAYER'S NAME: THE BANK OF NEW YORK
---------------------------------------------------------------------------------------------------------
 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  Social Security Number(s)
                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.   or Employer Identification
 FORM W-9                                                                     Number(s)
                                                                              --------------------------
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")
                            -----------------------------------------------------------------------------
                             PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
                             (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
                             (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue
                                 Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                            -----------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                            -----------------------------------------------------------------------------

                                                                             PART 3 -- Awaiting TIN [ ]
                             Signature
                             ------------------------------------------------
                             Date
                             -----------------------------------------------
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE CONVERSION OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

----------------------------------------------    ----------------------------------------------
                 (SIGNATURE)                                          (DATE)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

A. TIN = The Taxpayer Identification Number for most individuals is your social security number. Refer to the following chart to determine the appropriate number.

                                                 GIVE THE
               FOR THIS TYPE OF              SOCIAL SECURITY
                   ACCOUNT:                    NUMBER OF --
       --------------------------------  ------------------------
  1.   Individual                        The individual

  2.   Two or more individuals           The actual owner of the
       (joint account)                   account or, if combined
                                         funds, the first
                                         individual on the
                                         account(1)

  3.   Custodian account of a minor      The minor(2)
       (Uniform Gift to Minors Act)

  4.   a. The usual revocable savings    The grantor-trustee(1)
       trust account (grantor is also
          trustee)

       b. So-called trust account that   The actual owner(1)
       is not a legal or valid trust
          under State law

  5.   Sole proprietorship               The owner(3)

                                            GIVE THE EMPLOYER
               FOR THIS TYPE OF               IDENTIFICATION
                   ACCOUNT:                    NUMBER OF --
       --------------------------------  ------------------------
  6.   Sole proprietorship               The owner(3)

  7.   A valid trust, estate, or         The legal entity(4)
       pension trust

  8.   Corporate                         The corporation

  9.   Association, club, religious,     The organization
       charitable, educational or other
       tax-exempt organization
       account

 10.   Partnership                       The partnership

 11.   A broker or registered nominee    The broker or nominee

 12.   Account with the Department of    The public entity
       Agriculture

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.

(4)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no owner is circled when there is more than one name, the number will be considered to be that of the first name listed.

(5) Exempt Payee -- The following lists exempt payees. If you are exempt, you must complete the form and provide your TIN in order to establish that you are exempt. Write "Exempt" in Part II of the form, sign and date the form.

For this purpose, Exempt Payee includes: (1) A corporation; (2) An organization exempt from tax under section 301(a), or an individual retirement plan (IRA) or a custodial account under 403(b)(7); (3) The United States or any of its agencies or instrumentalities; (4) A State, the District of Columbia, a possession of the Unites States, or any of their political subdivisions or instrumentalities; (5) A foreign government or any of the political subdivisions, agencies or instrumentalities; (6) An international organization or any of its agencies or instrumentalities; (7) A foreign central bank of trust; (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) A dealer in securities or commodities required to register with the Commodity Exchange Trading Commission; (10) A real estate investment trust; (11) An entity registered at all times during the past year under the Investment Company Act of 1940; (12) A common trust fund operated by a bank under Section 584(a); (13) A financial institution; (14) A person registered under the Investment Company Act of 1940 who regularly acts as a broker.